MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO   SEMIANNUAL REPORT



Dear Contract Owner,                                            August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Growth and Income Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]   The S&P 500 Index advanced an impressive 12.38% for the period.
Beginning in early April, market leadership shifted dramatically toward value-oriented stocks and away from the high price-to-earnings growth stocks that led the market for most of the last two years. As investors began to seek undervalued stocks, the performance gap between growth and value narrowed to more normal levels. Value stocks outperformed growth stocks by a significant margin for the six months ended June 30, 1999: the Russell 1000 Value Index gained 12.87% and the Russell 1000 Growth Index returned 10.45%. Smaller- and mid-capitalization stocks also fared well.

As market leadership broadened, growth stocks again outperformed value stocks in June by about four percentage points. We attribute this broadening to improved global economies, particularly those in Asia and Latin America, which in turn led to a rise in interest rates. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its meeting in August.

OUTLOOK

We expect second-half 1999 economic growth (real gross domestic product) to slow to 2.5-3.0% from about 4% in the first half, inflation to remain modest between 2.0-2.5% and corporate earnings to grow about 9-10%. In light of these factors, our valuation model indicates that the stock market, as measured by the S&P 500 Index, is about 25% above fair value.

Typically, these valuations would be cause for concern; however, two factors distinguish the current environment from recent quarters when valuations were at similar levels. First, we feel that the majority of the negative move in interest rates is behind us; and second, corporate profit growth expectations are being raised, not lowered. Given this combination of rising earnings growth rates and relatively stable interest rates, we believe the market will grow into its valuation, barring any external shocks.

In this environment, stock picking becomes a key contributor to performance. We remain optimistic that wider market participation will continue to characterize U.S. stock markets. Broader markets tend to favor stock pickers.

SEMIANNUAL REPORT



PORTFOLIO REVIEW
--------------------------------------------------------------------------------


MITCHELL HUTCHINS SERIES TRUST-
GROWTH AND INCOME PORTFOLIO

[PIE CHART]

ASSET ALLOCATION*
Equities                           86.5%
Convertible Bonds/Preferred         5.6%
Cash Equivalents                    7.9%


Fund Characteristics*
------------------------------------------------
Number of Holdings                   110
Avg. Market Cap            $54.6 billion
Dividend Yield                      1.19%

Top Ten Sectors*
------------------------------------------------
Consumer Cyclicals              19.2%
Technology                      18.2
Financial Services              12.9
Utilities                       11.3
Healthcare                       7.5
Capital Goods                    6.3
Energy                           6.0
Consumer Noncyclical             3.8
Basic Materials                  2.7
Transportation                   0.7
------------------------------------------------
Top Ten Total                  88.6%

Top Ten Holdings*
------------------------------------------------
Bell Atlantic Financial
Services Inc.                       3.6%
United Technologies Corp.           2.0
Cisco Systems, Inc.                 2.0
International Business Machines     1.9
AT&T Corp.                          1.9
Applied Materials, Inc.             1.8
Chase Manhattan Corp.               1.8
BP Amoco PLC, ADR                   1.7
Tyco International Ltd.             1.5
GTE Corp.                           1.5
------------------------------------------------
Top Ten Total       19.7%


PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

  Class H Shares                           Cumulative              Annualized
--------------------------------------------------------------------------------
  Six Months                                   3.38%                   --
  One Year                                     5.32%                   5.32%
  Five Years                                 156.65%                  20.75%
  Since Inception 1/2/92                     140.86%                  12.44%
--------------------------------------------------------------------------------
  Class I Shares                           Cumulative              Annualized
--------------------------------------------------------------------------------
  Six Months                                    --                     --
  Since Inception 1/4/99                       4.15%                   --
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

The Portfolio lagged its benchmark, the S&P 500 Index, for the six-month period ended June 30, 1999. The main cause of this underperformance was the Portfolio's investment style, which favors value stocks. Values stocks lagged the overall stock market from January through March, then began to outpace growth stocks in April. The Portfolio did not immediately benefit, however, since many of the April gains were concentrated among commodity producers in the basic industry sector, where the Portfolio was underweighted. Commodity producers depend heavily on inflation to increase their earnings, and we do not expect inflation to rise enough to sustain earnings increases.

The Portfolio's top five sectors remained the same through the period, although the sector weightings varied. During the period we slightly increased exposure to consumer cyclicals (19.2%). We reduced exposure to technology (18.2%), financial services (12.9%), utilities (11.3%) and healthcare (7.5%).* Some of the high-growth stocks that led the market early in the period have come down in price and look attractive. We are looking to increase the Portfolio's exposure to technology, financial services and healthcare. We expect to continue underweighting "defensive" sectors--stocks that do well during recessions--such as consumer durables, foods and beverages.


* Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO   SEMIANNUAL REPORT



   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Margo Alexander                   /s/ Brian M. Storms
MARGO ALEXANDER                       BRIAN M. STORMS
Chairman and                          President and
Chief Executive Officer               Chief Operating Officer
Mitchell Hutchins                     Mitchell Hutchins
Asset Management Inc.                 Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------
COMMON STOCKS--86.13%
AIRLINES--0.68%
    3,000    Delta Air Lines, Inc....................  $     172,875
                                                       -------------
ALCOHOL--0.39%
    1,400    Anheuser-Busch Companies, Inc...........         99,313
                                                       -------------
APPAREL, RETAIL--1.31%
   10,000    TJX Companies, Inc......................        333,125
                                                       -------------
APPAREL, TEXTILES--0.47%
    4,000    Westpoint Stevens Inc...................        119,250
                                                       -------------
BANKS--3.35%
    6,800    Bank of New York Co. Inc................        249,475
    5,244    Chase Manhattan Corp....................        454,261
    4,000    Mellon Bank Corp........................        145,500
                                                       -------------
                                                             849,236
                                                       -------------
BEVERAGES & TOBACCO--0.45%
    4,900    Pepsi Bottling Group Inc................        113,006
                                                       -------------
BROADCASTING & PUBLISHING--0.23%
    2,000    Infinity Broadcasting Corp.*............         59,500
                                                       -------------
COMPUTER HARDWARE--6.15%
    5,000    Apple Computer, Inc.*...................        231,563
    7,800    Cisco Systems, Inc.*....................        501,637
    9,200    Dell Computer Corp.*....................        340,400
    3,750    International Business Machines.........        484,687
                                                       -------------
                                                           1,558,287
                                                       -------------
COMPUTER SOFTWARE--4.64%
    5,000    Autodesk, Inc...........................        147,813
      700    BMC Software, Inc.*.....................         37,800
    6,300    Cadence Design Systems, Inc.*...........         80,325
    1,500    Compuware Corp.*........................         47,719
    3,900    Microsoft Corp.*........................        351,731
    6,000    Sterling Software Inc.*.................        160,125
    9,000    Unisys Corp.*...........................        350,437
                                                       -------------
                                                           1,175,950
                                                       -------------
CONSUMER DURABLES--0.41%
    1,500    Maytag Corp.............................        104,531
                                                       -------------
DEFENSE/AEROSPACE--1.42%
    5,275    Allied Signal, Inc......................        332,325
      900    Newport News Shipbuilding Inc...........         26,550
                                                       -------------
                                                             358,875
                                                       -------------

NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------

DIVERSIFIED RETAIL--3.36%
    5,000    Dayton Hudson Corp......................  $     325,000
    3,700    Family Dollar Stores Inc................         88,800
    6,000    Federated Department Stores, Inc.*......        317,625
    2,500    Wal Mart Stores, Inc....................        120,625
                                                       -------------
                                                             852,050
                                                       -------------
DRUGS & MEDICINE--6.01%
    8,100    Amerisource Health Corp.*...............        206,550
    5,000    Biogen Inc.*............................        321,563
    1,867    Cardinal Health, Inc....................        119,721
    5,600    Elan Corp. PLC, ADR*(1).................        155,400
    5,700    Pharmacia & Upjohn ADR..................        323,831
    5,500    Schering-Plough Corp....................        291,500
    1,500    Warner Lambert Co.......................        104,063
                                                       -------------
                                                           1,522,628
                                                       -------------
ELECTRIC UTILITIES--2.24%
    3,000    Consolidated Edison Co. of New York,            135,750
               Inc...................................
    1,800    Duke Energy Corp........................         97,875
    5,200    Energy East Corp........................        135,200
    2,800    Unicom Corp.............................        107,975
    3,750    Utilicorp United Inc....................         91,172
                                                       -------------
                                                             567,972
                                                       -------------
ELECTRICAL EQUIPMENT--0.71%
    4,000    Jabil Circuit Inc.*.....................        180,500
                                                       -------------
ENERGY RESERVES & PRODUCTION--3.09%
    1,800    Atlantic Richfield Co...................        150,412
    2,800    Mobil Corp..............................        277,200
    5,900    Royal Dutch Petroleum Co. ADR...........        355,475
                                                       -------------
                                                             783,087
                                                       -------------
ENVIRONMENTAL SERVICES--0.74%
    3,500    Waste Management, Inc...................        188,125
                                                       -------------
FINANCIAL SERVICES--1.55%
    1,800    General Electric Co.....................        203,400
    2,500    Marsh & McLennan Co., Inc...............        188,750
                                                       -------------
                                                             392,150
                                                       -------------
FOOD RETAIL--1.34%
    5,000    Food Lion Inc...........................         59,375
   10,000    Kroger Co.*.............................        279,375
                                                       -------------
                                                             338,750
                                                       -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------

COMMON STOCKS--(CONTINUED)

FOREST PRODUCTS, PAPER--2.10%
    5,000    Fort James Corp.........................  $     189,375
    3,600    Georgia-Pacific Corp....................        170,550
    2,500    Weyerhaeuser Co.........................        171,875
                                                       -------------
                                                             531,800
                                                       -------------
GAS UTILITY--1.08%
    4,350    Columbia Energy Group...................        272,691
                                                       -------------
HOUSEHOLD PRODUCTS--0.79%
    3,600    Avon Products, Inc......................        199,800
                                                       -------------
INDUSTRIAL PARTS--4.07%
    2,700    American Standard Companies Inc.*.......        129,600
    4,900    Ingersoll Rand Co.......................        316,663
    1,000    SPX Corp.*..............................         83,500
    7,000    United Technologies Corp................        501,812
                                                       -------------
                                                           1,031,575
                                                       -------------
INFORMATION & COMPUTER SERVICES--1.03%
    1,700    Computer Sciences Corp.*................        117,619
    3,900    Valassis Communications Inc.*...........        142,837
                                                       -------------
                                                             260,456
                                                       -------------
INSTRUMENTS-SCIENTIFIC--0.74%
    7,600    Mettler Toledo International Inc.*......        188,575
                                                       -------------
LEISURE--0.93%
    2,000    Eastman Kodak Co........................        135,500
    3,600    Hasbro, Inc.............................        100,575
                                                       -------------
                                                             236,075
                                                       -------------
LIFE INSURANCE--1.86%
    2,900    American General Corp...................        218,588
    2,800    Lincoln National Corp...................        146,475
    3,200    Protective Life Corp....................        105,600
                                                       -------------
                                                             470,663
                                                       -------------
LONG DISTANCE & PHONE COMPANIES--6.64%
    8,400    AT&T Corp...............................        468,825
    6,000    BellSouth Corp..........................        281,250
    1,800    Century Telephone Enterprises, Inc......         71,550
    5,000    GTE Corp................................        378,750
    4,000    MCI WorldCom, Inc.*.....................        344,250
    2,400    SBC Communications, Inc.................        139,200
                                                       -------------
                                                           1,683,825
                                                       -------------
MEDIA--2.16%
    9,000    Comcast Corp., Class A..................        345,938
NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------

MEDIA--(CONCLUDED)

    4,600    Viacom, Inc., Class B*..................  $     202,400
                                                       -------------
                                                             548,338
                                                       -------------
MEDICAL PRODUCTS--2.28%
    5,600    St. Jude Medical, Inc.*.................        199,500
    4,000    Tyco International Ltd..................        379,000
                                                       -------------
                                                             578,500
                                                       -------------
MEDICAL PROVIDERS--0.70%
    2,100    Wellpoint Health Networks, Inc.*........        178,238
                                                       -------------
MINING & METALS--0.63%
    2,700    Martin Marietta Materials Inc...........        159,300
                                                       -------------
MOTOR VEHICLES--2.41%
    2,400    Borg Warner Automotive Inc..............        132,000
    1,747    Delphi Automotive Systems Corp..........         32,429
    5,000    Ford Motor Co...........................        282,187
    2,500    General Motors Corp.....................        165,000
                                                       -------------
                                                             611,616
                                                       -------------
OIL REFINING--2.89%
    3,985    BP Amoco PLC, ADR.......................        432,372
    4,600    Coastal Corp............................        184,000
    3,600    USX-Marathon Group......................        117,225
                                                       -------------
                                                             733,597
                                                       -------------
OTHER INSURANCE--4.61%
    4,900    ACE Ltd.................................        138,425
    5,000    Allstate Corp...........................        179,375
    2,250    Ambac Financial Group Inc...............        128,531
    2,343    American International Group Inc........        274,277
    4,200    MBIA Inc................................        271,950
    4,500    Travelers Property Casualty Corp........        176,063
                                                       -------------
                                                           1,168,621
                                                       -------------
PUBLISHING--0.52%
    2,400    Knight Ridder, Inc......................        131,850
                                                       -------------
REAL PROPERTY--0.35%
    2,500    Lafarge Corp. ADR.......................         88,594
                                                       -------------
RESTAURANTS--0.86%
    4,500    Brinker International Inc.*.............        122,344
    2,400    Outback Steakhouse Inc.*................         94,350
                                                       -------------
                                                             216,694
                                                       -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------

COMMON STOCKS--(CONCLUDED)

SECURITIES & ASSET MANAGEMENT--1.17%
    2,900    Morgan Stanley Dean Witter & Co.........  $     297,250
                                                       -------------
SEMICONDUCTOR--4.81%
    6,300    Applied Materials, Inc.*................        465,412
    4,400    Intel Corp..............................        261,800
    1,500    Uniphase Corp.*.........................        249,000
    3,600    Vitesse Semiconductor Corp.*............        242,775
                                                       -------------
                                                           1,218,987
                                                       -------------
SPECIALTY RETAIL--3.86%
    6,300    Lowe's Companies, Inc...................        357,131
    9,900    Office Depot Inc.*......................        218,419
    3,300    Staples Inc.*...........................        102,094
    4,500    Williams Sonoma Inc.*...................        156,656
    3,600    Zale Corp.*.............................        144,000
                                                       -------------
                                                             978,300
                                                       -------------
NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------

THRIFT--0.31%
    2,400    Greenpoint Financial Corp...............  $      78,750
                                                       -------------
TOBACCO--0.79%
    5,000    Philip Morris Co. Inc...................        200,938
                                                       -------------
Total Common Stocks (cost--$15,459,383)..............     21,834,243
                                                       -------------
PREFERRED STOCK--0.70%
MOTOR VEHICLES--0.70%
    3,000    Federal Mogul Financing Trust+                  177,375
             (cost--$150,000)........................
                                                       -------------

PRINCIPAL
  AMOUNT                                                                     MATURITY  INTEREST
  (000)                                                                       DATES      RATES
----------                                                                   --------  ---------
CONVERTIBLE BONDS--4.89%
$     200 Nextel Communications Inc........................................  07/01/07     4.750%       237,000
      900 Bell Atlantic Financial Services Inc.............................  09/15/05     4.250        901,125
      100 Telefonos De Mexico SA...........................................  06/15/04     4.250        101,125
                                                                                                   -----------
Total Convertible Bonds (cost--$1,200,000).................................                          1,239,250
                                                                                                   -----------

SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATION--5.90%
    1,500 Federal Home Loan Mortgage Discount Notes (cost--$1,496,415).....  07/19/99     4.780@     1,496,415
                                                                                                   -----------

REPURCHASE AGREEMENT--1.95%
                                                                             07/01/99     4.000        495,000
      495 Repurchase Agreement dated 6/30/99 with State Street Bank & Trust
            Co., collateralized by $503,510 U.S. Treasury Note 5,625% due
            12/31/99 (value--$504,901); proceeds; $495,055
            (cost--$495,000)...............................................
                                                                                                   -----------
Total Investments (cost--$18,800,798)--99.57%..............................                         25,242,283
Other assets in excess of liabilities--0.43%...............................                            109,405
                                                                                                   -----------
Net Assets--100.00%........................................................                        $25,351,688
                                                                                                   -----------
                                                                                                   -----------

---------------

*    Non-Income producing security.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers.
@    Interest rate shown is discount rate at date of purchase.
(1)  Security, or a portion thereof, was on loan at June 30, 1999.
ADR  American Depositary Receipt.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$18,800,798)..................................................  $25,242,283
Investments of cash collateral received for securities loaned, at value..................................      162,400
Cash.....................................................................................................          782
Receivable for investments sold..........................................................................      206,199
Dividends and interest receivable........................................................................       23,262
Other assets.............................................................................................       11,421
                                                                                                           -----------
Total assets.............................................................................................   25,646,347
                                                                                                           -----------

LIABILITIES
Payable for cash collateral for securities loaned........................................................      162,400
Payable for investments purchased........................................................................      112,766
Payable to affiliates....................................................................................       14,599
Accrued expenses and other liabilities...................................................................        4,894
                                                                                                           -----------
Total liabilities........................................................................................      294,659
                                                                                                           -----------

NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)......................................   17,421,214
Undistributed net investment income......................................................................       50,102
Accumulated net realized gains from investment transactions..............................................    1,438,887
Net unrealized appreciation of investments...............................................................    6,441,485
                                                                                                           -----------
Net assets...............................................................................................  $25,351,688
                                                                                                           -----------
                                                                                                           -----------

CLASS H:
Net assets...............................................................................................  $22,856,109
                                                                                                           -----------
Shares outstanding.......................................................................................    1,492,761
                                                                                                           -----------
Net asset value, offering price and redemption value per share...........................................       $15.31
                                                                                                           -----------
                                                                                                           -----------

CLASS I:
Net assets...............................................................................................  $ 2,495,579
                                                                                                           -----------
Shares outstanding.......................................................................................      162,983
                                                                                                           -----------
Net asset value, offering price and redemption value per share...........................................       $15.31
                                                                                                           -----------
                                                                                                           -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                             FOR THE SIX MONTHS
                                                                                   ENDED
                                                                               JUNE 30, 1999
                                                                                (UNAUDITED)
                                                                             ------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $12).........................         $   69,518
Dividends (net of foreign withholding taxes of $1,131).....................            113,372
                                                                             ------------------
                                                                                       182,890
                                                                             ------------------

EXPENSES:
Investment advisory and administration.....................................             88,682
Legal and audit............................................................             17,358
Reports and notices to shareholders........................................             10,093
Custody and accounting.....................................................              8,603
Trustees' fees.............................................................              3,750
Distribution fee--Class I..................................................              1,567
Transfer agency fees and related service expenses..........................                767
Other expenses.............................................................                953
                                                                             ------------------
                                                                                       131,773
Less: Fee waiver from adviser..............................................             (1,567)
                                                                             ------------------
Net expenses...............................................................            130,206
                                                                             ------------------
Net investment income......................................................             52,684
                                                                             ------------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments........................................          1,440,083
Net change in unrealized appreciation/depreciation of investments..........           (652,206)
                                                                             ------------------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES................            787,877
                                                                             ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................         $  840,561
                                                                             ------------------
                                                                             ------------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX MONTHS
                                                                                   ENDED             FOR THE YEAR
                                                                               JUNE 30, 1999            ENDED
                                                                                (UNAUDITED)       DECEMBER 31, 1998
                                                                             ------------------   ------------------
FROM OPERATIONS:
Net investment income......................................................        $    52,684          $   110,048
Net realized gains from investments........................................          1,440,083            1,729,133
Net change in unrealized appreciation/depreciation of investments..........           (652,206)           1,878,953
                                                                             ------------------   ------------------
Net increase in net assets resulting from operations.......................            840,561            3,718,134
                                                                             ------------------   ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................                 --             (107,162)
Net realized gains from investments........................................                 --           (1,721,861)
                                                                             ------------------   ------------------
Total dividends and distributions to shareholders..........................                 --           (1,829,023)
                                                                             ------------------   ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares.......................................          7,082,350            7,325,308
Cost of shares repurchased.................................................         (8,896,916)          (6,668,876)
Proceeds from dividends reinvested.........................................          1,829,023            3,457,938
                                                                             ------------------   ------------------
Net increase in net assets from beneficial interest transactions...........             14,457            4,114,370
                                                                             ------------------   ------------------
Net increase in net assets.................................................            855,018            6,003,481

NET ASSETS:
Beginning of period........................................................         24,496,670           18,493,189
                                                                             ------------------   ------------------
End of period (including undistributed net investment income of $50,102 at
  June 30, 1999)...........................................................        $25,351,688          $24,496,670
                                                                             ------------------   ------------------
                                                                             ------------------   ------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

  The Fund accounts separately for the assets, liabilities, and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets. At June 30, 1999, the Fund owned Mitchell Hutchins $14,590, in investment advisory and administration fees.

  For the six months ended June 30, 1999, the Portfolio paid $1,464 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

  Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 5, 1999 (commencement of issuance of Class I shares) to June 30, 1999, Mitchell Hutchins and the insurance companies waived the entire distribution fee.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata,

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At June 30, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investment having an excess of value over cost).................  $6,756,628
Gross depreciation (investment having an excess of cost over value).................    (315,143)
                                                                                      ----------
Net unrealized appreciation of investments..........................................  $6,441,485
                                                                                      ----------
                                                                                      ----------

  For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $6,908,147 and $10,551,072, respectively.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation of $74 from the Portfolio for the six months ended June 30, 1999. At June 30, 1999, the Fund owed PaineWebber $9, in security lending fees.

  For the six months ended June 30, 1999, the Portfolio earned $218 net of fees, rebates and expenses, for securities lending transactions. At June 30, 1999, the Portfolio's custodian held cash having an aggregate value of $162,400 as collateral for portfolio securities loaned having a market value of $155,400 which was invested in the following money market funds:

 NUMBER OF
  SHARES                                                                                              VALUE
-----------                                                                                         ----------
    28,487   Janus Money Market Institutional Shares..............................................  $   28,487
     8,758   Liquid Assets Portfolio..............................................................       8,758
   125,155   MH Private Money Market Fund LLC.....................................................     125,155
                                                                                                    ----------
             Total investments of cash collateral for securities on loaned (cost--$162,400).......  $  162,400
                                                                                                    ----------
                                                                                                    ----------

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                      CLASS H                                CLASS I
                                ---------------------------------------------------   ----------------------
                                        FOR THE                                           FOR THE PERIOD
                                       SIX MONTHS                  FOR THE               JANUARY 5, 1999+
                                         ENDED                    YEAR ENDED                 THROUGH
                                     JUNE 30, 1999            DECEMBER 31, 1998           JUNE 30, 1999
                                ------------------------   ------------------------   ----------------------
                                 SHARES        AMOUNT       SHARES        AMOUNT       SHARES      AMOUNT
                                ---------   ------------   ---------   ------------   --------   -----------
Shares sold...................   263,465    $  3,859,836    496,647    $  7,325,308   219,024    $ 3,222,514
Shares repurchased............  (548,854)     (8,065,668)  (446,318)     (6,668,876)  (56,041)      (831,248)
Dividends reinvested..........   124,423       1,829,023    252,588       3,457,938        --             --
                                ---------   ------------   ---------   ------------   --------   -----------
Net increase (decrease).......  (160,966)   $ (2,376,809)   302,917    $  4,114,370   162,983    $ 2,391,266
                                ---------   ------------   ---------   ------------   --------   -----------
                                ---------   ------------   ---------   ------------   --------   -----------

-------------
+ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                                     CLASS I
                                          FOR THE                             CLASS H                           ------------------
                                         SIX MONTHS     ----------------------------------------------------      FOR THE PERIOD
                                           ENDED                                                                 JANUARY 5, 1999+
                                          JUNE 30,                FOR THE YEARS ENDED DECEMBER 31,                   THROUGH
                                            1999        ----------------------------------------------------      JUNE 30, 1999
                                        (UNAUDITED)       1998       1997       1996       1995       1994         (UNAUDITED)
                                        ------------    --------   --------   --------   --------   --------    ------------------
Net asset value, beginning of
 period...............................      $ 14.81     $ 13.69    $ 12.27    $ 11.83    $  9.16    $  9.87              $ 14.70
                                        ------------    --------   --------   --------   --------   --------            --------
Net investment income.................         0.03@       0.07       0.10       0.06       0.10       0.10                 0.03@
Net realized and unrealized gains
 (losses) from investments............         0.47@       2.16       3.88       2.53       2.70      (0.71)                0.58@
                                        ------------    --------   --------   --------   --------   --------            --------
Net increase (decrease) from
 investment operations................         0.50        2.23       3.98       2.59       2.80      (0.61)                0.61
                                        ------------    --------   --------   --------   --------   --------            --------
Dividends from net investment
 income...............................           --       (0.07)     (0.10)     (0.06)     (0.10)     (0.10)                  --
Distributions from net realized gains
 from investments.....................           --       (1.04)     (2.46)     (2.09)     (0.03)        --                   --
                                        ------------    --------   --------   --------   --------   --------            --------
Total dividends and other
 distributions........................           --       (1.11)     (2.56)     (2.15)     (0.13)     (0.10)                  --
                                        ------------    --------   --------   --------   --------   --------            --------
Net asset value, end of period........      $ 15.31     $ 14.81    $ 13.69    $ 12.27    $ 11.83    $  9.16              $ 15.31
                                        ------------    --------   --------   --------   --------   --------            --------
                                        ------------    --------   --------   --------   --------   --------            --------
Total investment return (1)...........         3.38%      16.32%     32.45%     22.12%     30.52%     (6.18)%               4.15%
                                        ------------    --------   --------   --------   --------   --------            --------
                                        ------------    --------   --------   --------   --------   --------            --------
Ratios/Supplemental Data:
Net assets, end of period (000's).....      $22,856     $24,497    $18,493    $14,520    $14,797    $12,872              $ 2,496
Expenses to average net assets, before
 waiver from adviser..................         1.03%*      1.04%      1.04%      1.58%      1.37%      1.35%                1.28%*
Expenses to average net assets, after
 waiver from adviser..................         1.03%*      1.04%      1.04%      1.58%      1.37%      1.35%                1.03%*
Net investment income to average net
 assets, before waiver from adviser...         0.41%*      0.46%      0.71%      0.49%      0.94%      1.06%                0.24%*
Net investment income to average net
 assets, after waiver from adviser....         0.41%*      0.46%      0.71%      0.49%      0.94%      1.06%                0.49%*
Portfolio turnover rate...............           29%         69%        92%        99%       134%       150%                  29%

---------------

+    Commencement of issuance of shares.

*    Annualized

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

-C- 1999 PAINEWEBBER INCORPORATED


[GRAPHIC]


-------------------------------------------------------------------------------
SEMIANNUAL REPORT



MITCHELL

HUTCHINS SERIES

TRUST



GROWTH AND

INCOME PORTFOLIO





June 30,1999